TRAVELERS SERIES FUND INC.

On behalf of

Smith Barney Mid Cap Core Portfolio

Supplement dated December 1, 2004

To the Prospectus dated February 27, 2004, as amended

The table appearing on page 8 of the Prospectus under the section entitled “Management — The Portfolio Manager” is deleted and replaced with the following:

Fund	Portfolio Manager	Business Experience
Smith Barney Mid Cap Core Portfolio	Lawrence Weissman (since inception) SBFM 399 Park Avenue New York, NY 10022	Investment Officer, SBFM; Managing Director of Citigroup Global Markets Inc.

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